Exhibit 10.2.8
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT
     THIS RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT is made and entered into as of the date indicated on the signature page under “Date of Agreement” by and between MGIC Investment Corporation, a Wisconsin corporation (the “Company”), and the employee of Mortgage Guaranty Insurance Corporation whose signature is set forth on the signature page hereto (the “Employee”).
INTRODUCTION
     The Company is awarding shares of the Company’s Common Stock, $1.00 par value per share (the “Stock”), and Restricted Stock Units to the Employee under the MGIC Investment Corporation 2002 Stock Incentive Plan (the “Plan”) and this Agreement.
     This Agreement consists of this instrument and the Incorporated Terms Dated As of February 28, 2008 to Restricted Stock and Restricted Stock Unit Agreement (the “Incorporated Terms”), which although not attached to this instrument, are part of this Agreement and were provided to the Employee as indicated in Paragraph 1(b) below.
     The parties mutually agree as follows:
     1. Award of Restricted Stock and RSUs; Incorporated Terms.
          (a) Subject to the terms and conditions set forth herein, the Company awards the Employee (i) the number of shares of Stock as follows: the number of shares referred to after “Shares of Base Restricted Stock” on the signature page shall be the “Base Restricted Stock”; the number of shares referred to after “Shares of Matching Restricted Stock” on the signature page shall be the “Matching Restricted Stock”; and the number of shares referred to after “Shares of Time Vested Restricted Stock” shall be the “Time Vested Restricted Stock,” except that if after “Time Vested Restricted Stock Units” on the signature page “Yes” appears, then all shares of Stock referred to after “Time Vested Restricted Stock” shall be awarded in the form of Restricted Stock Units (such Restricted Stock Units, the “Time Vested RSUs”); and (ii) the number of Restricted Stock Units equal to the number referred to after “Performance RSUs” shall be the “Performance RSUs,” provided that if the Employee is Curt S. Culver, Patrick Sinks, J. Michael Lauer, Lawrence J. Pierzchalski or Jeffrey H. Lane such awards shall be cancelled unless the shareholders of the Corporation approve, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended, a list of performance goals that covers the Goal and the Aggregate Percentage Achievement. The term “Restricted Stock” as used in the remainder of this Agreement shall be applied separately to the Base Restricted Stock, the Matching Restricted Stock and the Time Vested Restricted Stock as if the term “Restricted Stock” were the term “Base Restricted Stock,” “Matching Restricted Stock,” or “Time Vested Restricted Stock,” as the case may be. As used in this Agreement, the term “RSUs” means collectively all Time Vested RSUs and all Performance RSUs.

          (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as “this Agreement.” The terms “herein,” “hereof,” “above” and similar terms used in this Agreement refer to this Agreement as a whole. The “Award Notification” is the document entitled “2008 Long Term Incentive Stock Award” that was delivered to the Employee by the Company in February or March 2008 to notify the Employee of the award of restricted equity the legal terms of which are set forth in this Agreement. The Employee agrees if there is any difference between the number of shares or Performance RSUs determined by (i) the Award Notification, as delivered to the Employee, and (ii) the number of shares or Performance RSUs awarded by the Committee, as reflected in the records of the Committee, the number of shares or Performance RSUs reflected in the records of the Committee shall control. The Incorporated Terms were attached to an email sent in May 2008 to the Employee from an Assistant Secretary of the Company which included other documents relating to the Restricted Stock. The Company is hereby advising the Employee to print and retain a copy of the Incorporated Terms. The Employee agrees if there is any difference between the text of the Incorporated Terms obtained as indicated above and the text of the Incorporated Terms retained by the Company’s Secretary, the text of the copy retained by the Secretary will control.
     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Employee has hereunto affixed his hand and seal, all as of the day and year set forth below.
     Date of Agreement: As of February 28, 2008

MGIC INVESTMENT CORPORATION

By:

Title:

Sign Here: ð		(SEAL)

Name:

Shares of Base Restricted Stock: -0-

Shares of Matching Restricted Stock: -0-

Shares of Time Vested Restricted Stock: The number set forth after the caption “Time Vested Shares” in the Award Notification

Performance RSUs: The number set forth after the caption “Performance Vested Shares” in the Award Notification

Time Vested Restricted Stock Units:

Base Restricted Stock
	Release Date:	Not Applicable

Matching Restricted Stock
	Release Date:	Not Applicable

Time Vested Restricted
Stock Release Date:	Each of February 10, 2009 – 2011

RSU
Settlement Date:

Performance RSUs Release	Each of February 10, 2009 – 2011
Date:

Holding Period:	Applicable

Threshold Expense Ratio:
Target Expense Ratio:
Maximum Expense Ratio:

Threshold Loss Ratio:
Target Loss Ratio:
Maximum Loss Ratio:

Threshold Share:
Target Share:
Maximum Share:

Goal:	Applicable
*           *           *           *

Beneficiary:

Address of Beneficiary:

Beneficiary Tax Identification
No: